AMENDMENT NO. 3 TO
                          THE TRANSAMERICA CORPORATION
                       1995 PERFORMANCE STOCK OPTION PLAN

     TRANSAMERICA CORPORATION, having adopted the Transamerica Corporation 1995 Performance Stock Option Plan (the "Plan") effective as of January 26, 1995, and having amended the Plan on two prior occasions, hereby amends the Plan, effective as of January 15, 1999, as follows:

     1. The first sentence of Section 4.1 is hereby amended in its entirety to read as follows:

        Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 14,000,000.

     2. The last sentence of Section 5.1 is hereby amended in its entirety to read as follows:

     The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any calendar year, no Participant shall be granted Options covering more than 3,400,000 Shares.

     3. The last sentence of Section 6.1 is hereby amended in its entirety to read as follows:

     The Committee, in its sole discretion, shall determine the number of Shares subject to each TLSAR, provided that during any calendar year, no Participant shall be granted TLSARs covering more than 470,000 Shares.

         IN WITNESS WHEREOF, Transamerica Corporation, by its duly authorized Chairman of its Management Development and Compensation Committee, and by its duly authorized officer, has executed this Amendment No. 3 on the date(s) indicated below.

                                             TRANSAMERICA CORPORATION

Dated:  __________, 1999                     By:  __________________________
                                                    Peter V. Ueberroth,
                                                    Chairman, Management
                                                    Development and Compensation
                                                    Committee



Dated:  __________, 1999                     By:  __________________________
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